Exhibit 10.1

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of the Friday, March 15, 2011 (the “Effective Date”), by and among Joel Stohlman, (A Individual) (thereinafter referred to as “Seller”), and Jacob Graber (the “Purchaser”).

Recitals

A.           Seller and Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and such other Federal and state securities exemptions as may be deemed available;

B.           Seller is the majority shareholder, and is the beneficial owner of record of 220,000,000 outstanding shares of the Company representing voting rights of 64.7% of ProConcept Marketing Group, Inc. (PMKT.PK) (referred to as the Company): and

 C.           The Purchaser wishes to purchase from the Seller and the Seller wishes to sell to the Purchaser, upon the terms and conditions stated in this Agreement, the 220,000,000 common outstanding shares of the Company representing voting rights of 64.7% of the company, for an aggregate purchase price of Ninety Eight Thousand Dollars ($98,000.00).

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

 1.  Purchase and Sale of the Shares.  Subject to the terms and conditions of this Agreement, on the Closing, the Purchaser shall purchase, and the Seller shall sell and issue to the Purchaser, the 220,000,000 common outstanding shares of the Company representing voting rights of 64.7 of the company in exchange for an aggregate purchase price of Ninety Eight Thousand Dollars ($98,000.00) (the “Purchase Price”).

2.  Closing.  Upon confirmation that the other conditions to closing specified herein have been satisfied or duly waived by the Purchaser, the Seller shall deliver to Purchaser a certificate or certificates representing the 220,000,000 common outstanding Shares, duly endorsed for transfer with such medallion guarantees, notarization and/or other similar certification as may be required by the Company’s transfer agent. Purchaser shall immediately deliver the Purchase Price by wire transfer to the Escrow Account.

3.   Representations and Warranties of the Seller.  The Seller, on behalf of himself, individually, and on behalf of the Company in his capacity as majority shareholder, President, Secretary, Treasurer and Director of the Company, hereby represents and warrants to the Purchaser, that as of the Effective Date and as of Closing:

3.1  Organization.  The Company is an entity duly incorporated under the laws of the State of Florida and in good standing. The Federal Tax ID number is 20-4523691.

 3.2 Authorization.  The Seller is not a party to any agreement, written or oral, creating rights in respect of any Seller's Shares in any third person or relating to the voting of the Shares. This Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

 3.3  Capitalization.  The authorized capital stock of the Company on the date hereof and as of Closing consists of 500,000,000 shares of common stock, par value $0.001 per share, of which 340,000,000 are issued and outstanding. There are no shares of capital stock issuable pursuant to any stock plans of the Company, nor  are there any shares of capital stock issuable or reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company.  All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, no assessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties.  No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company.  As used in this Agreement, “Person” shall mean an individual, corporation, partnership, Limited Liability Company, trust, business trust, association, Joint Stock Company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

3.4  Valid Issuance; No Encumbrances.  Seller is the lawful owner of the Shares, free and clear of all security interests, liens, encumbrances, equities and other charges.

3.5  Consents.  The execution, delivery and performance by the Seller of this Agreement and the offer and sale of the Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Seller undertakes to file within the applicable time periods.

 3.6  Delivery of SEC Filings; Business.  The Seller has made available to the Purchaser through the EDGAR system, true and complete copies of any Company’s filings made with the U.S. Securities and Exchange Commission (“SEC”), and/or the Pink Sheets Quotation Service.  The Company no longer reports to the United States Securities and Exchange Commission.

3.7  No General Solicitation or General Advertising.  Neither the Company nor the Seller nor any Person acting on its behalf has offered or sold or will offer or sell any of the Shares by any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D, promulgated under the Securities Act) in connection with the offer or sale of any of the Shares.  The Seller has offered the Shares for sale only to the Purchaser, and certain other “accredited investors” within the meaning of Rule 501(a) under Regulation D, and certain “non-U.S. persons” within the meaning of Rule 902 of Regulation S.

3.8  No Class of Securities Registered Under Section 12(g) of the Exchange Act.  The Company has no class of securities registered with the SEC under Section 12(g) of the Exchange Act.

3.9  No Litigation.  There are no actions, suits or proceedings, at law or in equity, and no proceedings before any arbitrator, or by or before any governmental commission, board, bureau or other administrative agency, pending, or to the Seller’s knowledge, threatened against or affecting the Company, or any properties or rights of the Company.

3.10  Company Indebtedness.  As of the Closing, there are no shareholder loans or other instruments or evidence of indebtedness owed by the Company to any shareholder or other third party, and all professional fees incurred by the Company, or by Seller on behalf of the Company, for all services rendered up to and through the Closing, have been paid in full.

3.11  Company Obligations.  There are no contracts, debts, lawsuits, agreements or other obligations of the Company known to the Seller, which, individually or in the aggregate, exceed Five Hundred Dollars ($500.00), attached hereto and incorporated herein by reference. There may be contracts, debts, lawsuits, agreements or other obligations that are unknown to the Seller and that would remain with the Corporation.

4.  Representations and Warranties of the Purchaser.  As of the Effective Date and as of Closing, the Purchaser hereby represents and warrants to the Seller that:

4.1  Authorization.  The execution, delivery and performance by the Purchaser of this Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

4.2  Purchase Entirely for Own Account.  The Securities to be received by the Purchaser hereunder will be acquired for the Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws.  Nothing contained herein shall be deemed a representation or warranty by the Purchaser to hold the Securities for any minimum or other specific term nor limiting the Purchaser’s right to sell the Securities at any time in compliance with applicable federal and state securities laws.

4.3  Purchaser Status.  At the time the Purchaser was offered the Shares, he was, and at the date hereof is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

4.4  Experience of the Purchaser.  The Purchaser, either alone or together with his representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares. Purchaser evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

4.5  Disclosure of Information.  The Purchaser has had an opportunity to receive all information related to the Company requested by him and to ask questions of and receive answers from the Seller regarding the Company, its business and the terms and conditions of the offering of the Shares.  The Purchaser acknowledges receipt of copies of the SEC Filings.  Neither such inquiries nor any other due diligence investigation conducted by the Purchaser shall modify, amend or affect the Purchaser’s right to rely on the Seller’s representations and warranties contained in this Agreement.

4.6  Restricted Securities.  The Purchaser understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Seller in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

4.7  Legend.  The Purchaser understands and agrees that the certificate(s) or the documents representing the Shares will bear one or more restrictive legends determined by counsel to the Company to be necessary or appropriate in order to comply with United States federal or state securities laws or to secure or protect any applicable exemptions from registration or qualification, including a legend in substantially the following form and the Purchaser agrees to abide by the terms thereof:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED  (THE “ACT”) OR ANY OTHER APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION, AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. THESE SECURITIES CANNOT BE TRANSFERRED, OFFERED, OR SOLD IN THE UNITED STATES OR TO A “U.S. PERSON” (AS THAT TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE CORPORATION AND ITS COUNSEL. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

4.8  No General Solicitation.  The Purchaser is not purchasing the Shares as a result of any “general solicitation” or “general advertising” (as such terms are defined in Regulation D), which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

5.  Conditions to Closing.

 5.1  Conditions to the Purchaser’s Obligations. The obligation of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment to the Purchaser’s satisfaction, on or prior to the Closing, of the following conditions, any of which may be waived by the Purchaser:

(a)  The representations and warranties made by the Seller in Section 3 hereof shall be true and correct at all times prior to and on the Closing.  The Seller shall have performed in all material respects all obligations and conditions herein required to be performed or observed by him on or prior to the Closing.

(b)  The Seller shall have obtained any consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Shares and the consummation of the transactions contemplated by this Agreement, all of which shall be in full force and effect.

(c)  The Seller shall have delivered to the Escrow Agent each of the following:

(i)  The certificate(s) evidencing the Shares as set forth in Section 2;

5.2  Conditions to Obligations of the Seller. The Seller’s obligation to sell and issue the Shares to Purchaser at the Closing is subject to the fulfillment to the satisfaction of the Seller on or prior to the Closing of the following conditions, any of which may be waived by the Seller:

(a)  The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing.

(b)  The Purchaser shall have delivered the initial payment of the Purchase Price to the Sellers.

5.3  Termination of Obligations to Effect Closing; Effects.

(a)  The obligations of the Seller, on the one hand, and the Purchaser, on the other hand, to effect the Closing shall terminate as follows:

(i)  Upon the mutual written consent of the Seller and the Purchaser;

(ii)  By the Seller if any of the conditions set forth in Section 5.2 shall have become incapable of fulfillment, and shall not have been waived by the Seller;

(iii)  By the Purchaser if any of the conditions set forth in Section 5.1 shall have become incapable of fulfillment, and shall not have been waived by the Purchaser; or

(iv) By either the Seller or the Purchaser (with respect to itself only) if the Closing has not occurred on or prior to March 18, 2011, or such later date as the parties may agree to in writing; provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b)  In the event of termination by the Seller or the Purchaser of its obligations to affect the Closing pursuant to this Section 5.3, written notice thereof shall forthwith be given to the other party.  Nothing in this Section 5.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement.

 6.  Covenants and Agreements of the Seller.

6.1  Securities Laws Disclosure; Publicity.  The Seller shall make such filings with the SEC if required following the Closing.  The Seller and the Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Seller nor the Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the other, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Further, the parties acknowledge and agree that all such press releases shall conform to requirements of Rule 135c of the Securities Act.

7.   Survival and Indemnification.

7.1  Survival.  The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

7.2  Indemnification.  The Seller agrees to indemnify and hold harmless the Purchaser and his affiliates and their respective directors, officers, members, managers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Seller under this Agreement, and will reimburse any such Person for all such amounts as they are incurred by such Person.

8.  Miscellaneous.

8.1   Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Seller or the Purchaser, as applicable.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2  Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed and delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen.

8.3  Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.4  Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier.  All notices shall be addressed to the party to be notified at the address as set forth on the signature page hereto, or at such other address as such party may designate by ten days’ advance written notice to the other party:

8.5  Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith.

8.6  Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Seller and the Purchaser.

8.7  Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

8.8   Entire Agreement.  This Agreement, including any Exhibits and Schedules attached hereto, constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

8.9  Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

8.10  Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Florida without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Florida for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement (other than by telex or facsimile which shall be deemed improper service).  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Each of the parties hereto waives any right to request a trial by jury in any litigation with respect to this agreement and represents that counsel has been consulted specifically as to this waiver.

8.11  Currency.  All amounts referenced and set forth herein hall be in lawful money of the United States.

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

THE SELLER:

/s/ Joel Stohlman
Joel Stohlman

THE PURCHASER:

/s/ Jacob Graber
Jacob Graber

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Schedule 3.11